
BANK of NORTH CAROLINA




BANK of NORTH CAROLINA

BNC BANCORP

Great People, Great Markets









Forward-Looking Statements

This presentation contains forward-looking statements as defined by federal securities laws. The written or oral statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BNC Bancorp's filings with the Securities and Exchange Commission for a summary of important factors that could affect BNC Bancorp's forward-looking statements. BNC Bancorp undertakes no obligation to revise these statements following the release of this presentation.

All Financial Information is as of June 30, 2009 unless otherwise noted.

Corporate Profile

- BNC Bancorp
- $1.6 billion in assets
- NC based bank holding company
- NASD Capital Markets: <u>BNCN</u>
- Bank of North Carolina, chartered in 1991
- 18 offices along the I-85 / I-40 / I-77 / I-73 corridors in Central North Carolina
- Built by attracting the best bankers in our markets


BANK of NORTH CAROLINA

BNC BANCORP

KEY POINTS

- **OUR PEOPLE**
  - Recruiting is ongoing and a Passion
  - We Hire the Best Bankers: Those with technical skills, character, experience, and a commitment to the Team.
  - Most of our Credit Team endured the Real Estate downturn of the early 80's. This team has perspective, experience, and judgment.
- **OUR MARKETS**
  - Central North Carolina is slowly becoming the transportation and logistical hub of the East Coast.
    - Fed-Ex Hub in Greensboro
    - 4 Major Interstate Highways
  - Historically, and particularly the last 15 years, Real Estate Prices much more stable than national averages
- **OUR RESULTS**
  - Financial Results Remain Strong. NPA's well below peers at 1.18% of Assets.
  - Profitable Every Quarter since 1994.
  - Trends in EPS, Margin, Net Interest Income, and Noninterest Expense to Total Assets are all positive.
  - Investing in Infrastructure while others are retrenching. Exceptional talent is available which represents investments in our future.

Executive Management Team: Vision and Execution

Name and Prior Experience	Years of Experience	Current Position
Swope Montgomery, Jr. (Wachovia, SunTrust)	39	CEO
Rick Callicutt, II (Wachovia, FirstUnion)	29	COO
David Spencer (KPMG, FirstSouth Bank)	25	CFO
Tom Nelson (Bank of America)	25	CCO
Reid Marks (Bank of America)	34	Commercial Banking Mgr

North Carolina Growth By County


I-77
I-73
I-85
I-40
Winston-Salem
Greensboro
Raleigh
Charlotte
High Growth Market- BNC Office
High Growth Market
Medium Growth Market
Slow Growth Market

Information Based on Market Scoring Analysis by Raymond James & Associates.

New Markets

Concord, NC

- Population: 58,000
- The population of Concord more than doubled during the 10 year period from 1990 to 2000. Currently growing at a 8% annual rate.

Lake Norman Area

- Includes Mooresville, Huntersville, Davidson and Cornelius
- Population: Approximately 90,000+
- Population Growth since 2000: 20%+
- Demographics exceed National and State Averages for wealth, income, and education

Both Markets Considered Metro-Charlotte, population of over 1.5 million

Note: State Pop Growth Rate: 10.2%
National Pop Growth Rate: 6.5%

High Growth Markets



Growth (1990 – 2000)
Solid Lines Denote National Averages
35%
30%
25%
20%
15%
10%
5%
0%
Davidson
Randolph
Guilford
Rowan
Forsyth
Cabarrus
Iredell
Household Growth
Employment Growth

* Denotes 2008/2009 Expansion Areas

Source: 2000 US Census Data

Consistent Record of Growth

Pre-Leverage Transaction in 2008 –(1995 through 2007)


$1,200
$1,000
$800
$600
$400
$200
$0
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Amounts in Millions
Loans
Deposits
Assets

Compounded Annual Growth Rates

	1995+	5Yr	3Yr
Loans	30.5%	30.9%	30.5%
Deposits	26.8%	26.9%	29.6%
Assets	28.6%	29.8%	31.5%

Total Asset Growth



$1,572,876
$1,599,863
$1,130,112
$951,731
$1,132,471
$1,151,901
$985,721
$594,550
$497,549
$776,110
$517,259
$432,868
*
2004
2005
2006
2007
2008
Q2 09
TOTAL ASSETS
TOTAL RISK WEIGHTED ASSETS

* Acquired SterlingSouth Bank in Greensboro, $160 million in Assets

Risk-Weighted Asset Growth



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
Peer Median
BNCN
38.90%
16.49%
21.65%
13.47%
55.77%
*
14.66%
17.67%
11.38%
18.15%
9.02%
-0.19%
1.15%
2004
2005
2006
2007
2008
MRQ

* Acquired SterlingSouth Bank in Greensboro, $160 million in Assets

BNC BANCORP

Liquid Assets (Cash & Securities) / Total Assets



Peer Median
BNCN
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
9.24%
19.70%
10.14%
19.28%
11.06%
17.87%
10.17%
16.77%
30.06%
16.65%
30.22%
19.75%
2004
2005
2006
2007
2008
MRQ

BNC BANCORP

Tangible Common Equity Declined in 2008 Due to Increase in 20% Risk Weighted Securities



5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
TCE Ratio
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$ Thousands
2004
2005
2006
2007
2008
Q2 09
AGENCY & MUNICIPAL SECURITIES
TCE Ratio

BNC BANCORP

HIGHLIGHTS

Leverage Transaction

- Bought Government Agency MBS at attractive yields and at prices between 98 and 102.
- Purchased municipal securities with strong underlying ratings and AAA insurance. Assured Guaranty and Texas School District Fund as primary insurers.
- Funded Overnight initially, which acted as a hedge to our Prime based loan portfolio.
- Lead Bank in structuring a funding transaction that allowed BNC to lock in five year UNSECURED funding at an effective cost of 2.95%.
- Earnings have helped cover cost of CPP dividends, provision and continuing efforts to build infrastructure with exceptional talent.
- Unsecured funding allowed us to pay off $300 million in FHLB borrowings, thus reducing the FHLB stock requirement by $10 million.
- Increased on-balance sheet liquidity from 9% to 30% during a time when liquidity is a priority for safety and soundness.

Total Risk-Based Capital Ratio



15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
Peer Median
BNCN
11.51%
12.33%
11.31%
12.42%
10.57%
12.78%
10.44%
12.39%
11.83%
12.72%
12.08%
13.93%
2004
2005
2006
2007
2008
MRQ

Tangible Common Equity / Risk-Weighted Assets



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Peer Median
BNCN
5.89%
9.87%
5.62%
9.38%
5.36%
9.98%
6.02%
9.31%
5.59%
7.95%
5.87%
7.95%
2004
2005
2006
2007
2008
MRQ

Tangible Common Book Value

Consistent Record of Capital Creation



$5.35
$6.18
$6.92
$8.30
$8.68
$9.12
2004
2005
2006
2007
2008
Q2 09

Core Deposit Initiatives

- **Retail Banking**
  - Hired Seasoned Retail Banking Mgr from Wachovia
  - Creating consistency in delivery, service, products, and sales throughout the retail footprint.
  - Creating greater levels of accountability and rewards for performance.
- **Treasury Service**
  - Hired Seasoned Treasury Services Professional from Wachovia
  - Previous clients included Major US Municipalities
  - Hired Four calling officers with Treasury experience to market this platform
- **Private Banking**
  - Hired Seasoned Premiere Banking Manager from Bank of America.
  - Recruiting Premiere and Private Bankers for the affluent markets of Greensboro, Concord, and Lake Norman areas
  - Goals per Banker: $60 million in core deposits, $40 million in executive loans, $50 million in investment product referrals.

BNC BANCORP

Restructuring Staff Levels

Managing for the Future

Additions


$290,522
$282,627
$180,000
$653,776
$396,883
$199,890
$416,200
Retail Staff
New Branch Openings
Lending Staff
Credit Administration
Special Assets
Treasury Deposit Services
External Sox and Int Audit
Commercial Bkg Mgr
Accounting/Audit
Administration

Subtractions


$(265,000)
$(697,500)
$(300,000)

Annual Salary Expense:
Charges during period June 30, 2008 to June 30, 2009


BANK of NORTH CAROLINA


BANK of NORTH CAROLINA

BNC BANCORP

Asset Quality





Experienced, Veteran Credit Team

Name	Title at BNC	Experience, Positions Held	Yrs Banking Exp
Tom Nelson	Chief Credit Officer	Bank of America, Credit Policy and Underwriting	25
		Former USMC Aviator	
Larry Brown	Sr Credit Officer	Wachovia Bank. Commercial Lending, Area Credit Officer	43
Janet Helms	Sr Credit Officer	Wachovia Bank/First Union. Commercial RE Underwriting	26
Mike Thomas	Sr Credit Officer	BBT, Credit Admin -Real Estate Development	23
Daren Fuller	Sr Credit Info Officer	LSB, Credit Administration	17
Amy Likens	Sr Underwriter	Wachovia, Senior Loan Review and Risk Officer	21
Scott Dehaas	Sr Underwriter	First Charter, Commercial Loan Analyst Manager	6
Reid Marks	Triad Comm Banking Mgr	Bank of America, Commercial and Middle Market President	34
Bill Connally	Concord City Executive	BBT, SouthTrust, FirstCharter, Business Banking Exec for NC	36
Dana Ritchie	Harrisburg City Executive	CCB (Suntrust), Commercial Lending	35
Earl Snipes	Thomasville City Executive	LSB, Senior Commercial Lender	33
Heather Grossnickle	Greensboro City Executive	SunTrust, BBT, BofA, Regional Commercial Team Manager	29
Mark Lewis	Salisbury City Executive	Wachovia, CCB (Suntrust), Commercial Loan Manager	25
John Bencini	High Point City Executive	High Point Bank, Commercial Banking Manager	19
Rob Ellenburg	Mooresville City Executive	First Charter, SouthTrust, City Executive Lake Norman Region	11
Randy Carda	High Point Commercial Banker	First Citizens, BBT, Credit Policy Officer, Market Executive	21
Bill McMurray	Lexington Region Executive	First Union, Market President, Commercial Banking Mgr	38
Brent Bridges	Triad Region Commercial Bkg	Wachovia, BofA, City Executive, Commercial Banking Mgr	30
Jim Bowman	Triad Commercial Real Estate	Centura, 1st Home Federal, Manager, A&D and Construction	36

Red Denotes those in Banking during real estate problems of early 80's

Independent Credit Reviews by

Credit Risk Management, LLC

- **Engaged by the Audit Committee to perform independent credit review twice annually. 10 Year Relationship.**

- **Upon completion, CRM reports directly to a joint meeting of the Audit and Loan Committees of the Board of Directors.**

- **Also been instrumental in providing credit training, policy maintenance, and comprehensive underwriting tools.**

About Credit Risk Management, L.L.C. - --- CRM provides comprehensive credit related services to banks and other lending institutions throughout the Southeast in order to make those objectives more manageable.

CRM has designed a program that combines credit training, underwriting enhancements, policy and regulatory maintenance, and external loan review to help minimize an institution's Credit Risk, Regulatory Risk and Market Risk. In addition, by using our program, you should reduce the costs of charge-offs, regulatory fines, penalties or judgments, in-house clerical expenses, opportunity (competency) costs in the marketplace, and additional external audit fees. CRM is also frequently engaged to perform Loan Portfolio Due Diligence & Impairments.

NPA's / Total Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.75%
2.09%
1.59%
1.47%
1.17%
1.18%
2004
2005
2006
2007
2008
Q2 09
BNC
SNL Bank
Peer - Median

NPA's + 90+ / Tangible Equity + Reserves


30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Peer Median
BNCN
5.40%
4.19%
7.50%
3.48%
4.25%
3.49%
8.73%
4.37%
17.31%
19.31%
17.05%
23.86%
2004
2005
2006
2007
2008
MRQ

Net Charge-offs / Average Loans



0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Peer Median
BNCN
0.12%
0.18%
0.38%
0.12%
0.20%
0.10%
0.20%
0.10%
0.58%
0.28%
0.84%
0.60%
2004
2005
2006
2007
2008
LTM

Housing Prices in Triad and Nation


240
220
200
180
160
140
120
100
80
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Triad
National
CPI

Source: Triad Housing Report, Triad MLS, Inc of North Carolina

BNC BANCORP

Loan Mix and Stratification Statistics for Select Classifications- End of Period Balances

(Dollars in millions)
(Unaudited)

	As of		As of	
	June 30, 2009	% of Total Loans	June 30, 2008	% Change YoY
Construction, A&D, and Land	$ 248.9	24.5%	$ 301.7	(17.5)%
Residential Construction	63.2	6.2%	92.5	(31.7)
Presold	18.4	1.8%	22.2	(17.1)
Speculative	44.8	4.4%	70.3	(36.3)
Loan size - Over $400,000	13.5	1.3%	25.2	(46.4)
Loan size - $200,000 to $400,000	11.8	1.2%	26.5	(55.5)
Loan size - under $200,000	19.5	1.9%	18.6	4.8
Commercial Construction	34.3	3.4%	55.3	(38.0)
Loan size - $3 million to $5 million	6.5	0.6%	23.8	(72.7)
Loan size - $1 million to $3 million	18.9	1.9%	12.1	56.2
Loan size - under $1 million	8.9	0.9%	19.4	(54.1)
Residential and Commercial A&D	55.6	5.5%	62.1	(10.5)
Loan size - $5 million to $6 million	17.3	1.7%	11.1	55.9
Loan size - $3 million to $5 million	9.8	1.0%	12.1	(19.0)
Loan size - $1 million to $3 million	22.1	2.2%	28.1	(21.4)
Loan size - under $1 million	6.4	0.6%	10.8	(40.7)
Land	95.8	9.4%	91.8	4.4
Residential Buildable Lots	33.5	3.3%	28.2	18.8
Commercial Buildable Lots	17.9	1.8%	17.9	0.0
Land held for development	30.0	3.0%	30.1	(0.3)
Raw and Agricultural Land	14.4	1.4%	15.6	(7.7)

Construction & Development Loans/ Total Loans



40.00%
30.00%
20.00%
10.00%
Peer Median
BNCN
16.64%
12.55%
21.59%
19.65%
26.22%
21.03%
30.64%
23.00%
30.47%
21.20%
24.54%
21.39%
2004
2005
2006
2007
2008
MRQ

TRIAD ANNUAL STARTS AND CLOSINGS


6000
5000
4000
3000
2000
1000
0
2Q08
3Q08
4Q08
1Q09
2Q09
STARTS
CLOSINGS

TRIAD TOTAL HOUSING INVENTORY


5000
4000
3000
2000
1000
0
Inventory at 11.6 months versus 11.2 at Q2-08.
2Q08
3Q08
4Q08
1Q09
2Q09

BNC BANCORP

TRIAD ATTACHED
PRICE RANGE DISTRIBUTION
ANNUAL CLOSINGS VS. HOUSING INVENTORY



%
50
45
40
35
30
25
20
15
10
5
0
$0-$99
$100-$149
$150-$199
$200-$249
$250-$299
$300-$399
$400-$499
$500-$4999
Annual Closings
Housing Inventory

Charlotte Real Estate Market Summary

- Metro-Study statistics for Charlotte MSA Real Estate markets are similar to Triad.
- Closings are greater than starts for last 6 quarters.
- Finished home inventory is declining nominally…currently at 8.3 months supply.
- Lot inventory is increasing…currently at 61.4 months supply.
- $250,000 and below new home price point continues to sell.

BNC BANCORP

Loan Mix and Stratification Statistics for Select Classifications- End of Period Balances

(Dollars in millions)
(Unaudited)

	As of June 30, 2009	% of Total Loans	As of June 30, 2008	% Change YoY
COMMERCIAL REAL ESTATE	$ 391.0	38.5%	$ 344.2	13.6 %
Multi-Family	28.0	2.8%	10.5	166.7
Churches	13.1	1.3%	13.3	(1.5)
Retail	250.2	24.7%	221.5	13.0
Owner Occupied	72.8	7.2%	66.9	8.8
Investment	177.4	17.5%	154.6	14.8
Loan size - $5 million to $6 million	20.2	2.0%	12.3	64.2
Loan size - $3 million to $5 million	26.7	2.6%	20.2	32.2
Loan size - $1 million to $3 million	67.5	6.7%	60.8	11.0
Loan size - under $1 million	62.9	6.2%	61.3	2.6
Industrial	94.1	9.3%	93.3	0.9
Owner Occupied	34.0	3.3%	35.4	(4.0)
Investment	60.1	5.9%	57.9	3.8
Loan size - $5 million to $6 million	5.1	0.5%	5.1	0.0
Loan size - $3 million to $5 million	3.4	0.3%	3.5	(2.9)
Loan size - $1 million to $3 million	24.6	2.4%	22.9	7.4
Loan size - under $1 million	27.0	2.7%	26.4	2.3
Other	5.6	0.6%	5.6	0.0

Non-Owner Occupied CRE

Diversified, Small Concentrations

Property Type	Exposure	% of CRE	% of Total Loans
Office - Professional & Management	$34,234	14.1%	3.4%
Retail Centers	33,829	13.9%	3.3%
Hotels and Motels - National Chains	24,690	10.2%	2.4%
Manufacturing and Industrial	22,371	9.2%	2.2%
Office Multi-use	21,831	9.0%	2.2%
Showroom Space	14,226	5.9%	1.4%
Restaurants	13,743	5.7%	1.4%
Residential Buildings and Dwellings	10,672	4.4%	1.1%
Miniwarehouses and Self-Storage Units	10,468	4.3%	1.0%
New & Used Car Dealers	10,087	4.1%	1.0%
Office - Finance & Insurance	8,430	3.5%	0.8%
Office - Medical	9,724	4.0%	1.0%
Child Day Care Services	6,093	2.5%	0.6%
Automotive Repair & Care	5,590	2.3%	0.6%
Golf Courses and Country Clubs	4,707	1.9%	0.5%
Retail Single-Use	3,748	1.5%	0.4%
Non-Profits/Government	3,536	1.5%	0.3%
Construction Industry	2,723	1.1%	0.3%
Wholesale Trade - Single Use	2,421	1.0%	0.2%
Total CRE - Non-Owner Occupied	$243,123	100%	24.0%



$3,748
$4,707
$5,590
$3,536
$2,723
$2,421
$6,093
$9,724
$34,234
$8,430
$10,087
$33,829
$10,468
$10,672
$24,690
$13,743
$14,226
$21,831
$22,371

Allowance Rollforward

Allowance RollForward	6 Months Ended 6/30/09	% NCO's/Total Loans *	3 Months Ended 3/31/09	% NCO's/Total Loans *
Allowance at Beginning of Period	$ 13,210		$ 13,210	
Net Charge Offs (Recoveries)				
1 -4 Construction	467	0.09%	301	0.12%
Construction / Land Development	1,196	0.24%	1,131	0.46%
Home Equity Lines	195	0.04%	51	0.02%
1-4 Family	311	0.06%	112	0.05%
Multi-Family	48	0.01%	0	0.00%
Commercial - Owner Occupied	59	0.01%	31	0.01%
Commercial - Non-Owner Occupied	1,283	0.26%	0	0.00%
Commercial & Industrial	454	0.09%	82	0.03%
Consumer Non Real Estate	124	0.02%	-2	0.00%
Leases	7	0.00%	0	0.00%
Total Net Charge-offs	4,144	0.83%	1,706	0.69%
Provision for Loan Losses	6,000		3,000	
Allowance at End of Period	$ 15,066		$ 14,504	
Allowance as a Percentage of Loans	1.48%		1.43%	

* NCO's Annualized

Investment Portfolio Mix

Type	Book Yield	#	Current Face	Gain/Loss
GSE Hybrid ARM	5.27%	33	168,988,064	7,005,450
GSE CMO	4.82%	18	73,296,882	2,736,362
Corporate	4.91%	2	6,000,000	-389,127
GSE MBS Pass-thru	5.66%	18	13,572,418	790,639
Municipal	6.83%	243	183,795,000	996,059
	5.85%	**314**	**445,652,365**	**11,139,383**


Current Par Distribution
ARM 37.92%
CMO 16.45%
MBS 3.05%
Corporate 1.35%
Municipal 41.24%

BNC BANCORP Breakdown of Municipal Insurers

Insurer	Book Yield	#	Current Par	Gain/Loss
Texas School Fund	6.81%	63	52,900,000	846,913
AGC	7.38%	79	61,195,000	1,909,839
AMBAC	6.38%	25	14,345,000	-375,434
CIFG	6.24%	5	3,435,000	-396,839
FSA	6.35%	43	33,885,000	-336,255
MBIA	6.15%	12	7,235,000	-20,178
MBIFG	6.63%	11	5,770,000	-41,277
PSF	6.36%	1	2,495,000	-77,322
XLCA	6.44%	4	2,535,000	-513,388
TOTAL	**6.83%**	**243**	**183,795,000**	**996,059**

Insurer Distribution



FSA 18.44%
AMBAC 7.80%
MBIA 3.94%
MBIFG 3.14%
CIFG 1.87%
XLCA 1.38%
PSF 1.36%
AGC 33.30%
28.78%

BREAKDOWN OF CREDIT RATINGS

RATING	AMOUNT	NUMBER	
Pre-refunded	$8,300	4	4.5%
AAA	$109,415	145	59.5%
AA	$36,140	45	19.7%
A	$17,935	32	9.8%
BBB*	$6,865	11	3.7%
Not Rated*	$5,140	6	2.8%
TOTALS	**$183,795**	**243**	100.0%

*BNC performs individual credit reviews on BBB and below bonds.


BANK of NORTH CAROLINA


BANK of NORTH CAROLINA

BNC BANCORP

Financial Performance





HIGHLIGHTS
Second Quarter 2009

- Net income increased 56% versus Q2-2008
- Recurring EPS, increased to $0.20 compared to $0.13 for Q1-2009 and $0.07 Q4-2008
- Net interest income (FTE) increased $1.3 million compared to Q1-2009
- Increased Allowance for loan losses to 1.48% versus 1.31% at end of 2008
- NPA's remained stable at 1.18% compared to 1.17% at year end 2008
- NPA's at 1.18% compares favorably to Peer Group average of 2.09% and SNL Bank Index of 2.75%
- Net interest margin increased to 3.39% for Q2-2009, versus 3.11% for Q1-2009.

Earnings Per Share – Diluted


$0.75
$0.88
$1.04
$1.05
$0.52
$0.64
Q2 YTD Recurring
Annualized
2004
2005
2006
2007
2008
Q2 09

Net Interest Income



$44,363
$33,608
$32,405
$26,730
$18,780
$15,142
Q2 09
Annualized
2004
2005
2006
2007
2008
Q2 09

BNC BANCORP

Total Cost of Funds



Peer Median
BNCN
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.95%
1.68%
2.83%
2.16%
3.81%
3.17%
4.30%
3.52%
3.30%
2.88%
2.68%
2.45%
2004
2005
2006
2007
2008
LTM

Net Interest Margin



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Peer Median
BNCN
3.88%
4.11%
3.92%
4.12%
4.08%
4.10%
3.60%
3.82%
3.17%
3.48%
3.14%
3.32%
2004
2005
2006
2007
2008
LTM

Net Interest Margin



3.19%
3.19%
3.02%
3.11%
3.39%
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09

Non-Interest Expense / Average Assets



Peer Median
BNCN
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
2.68%
2.93%
2.37%
2.91%
2.52%
2.85%
2.31%
2.93%
2.26%
2.91%
2.00%
3.00%
2004
2005
2006
2007
2008
LTM

Efficiency Ratio



75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
Peer Median
BNCN
62.75%
63.08%
57.25%
62.55%
58.94%
62.29%
60.70%
64.59%
66.64%
69.46%
59.80%
70.01%
2004
2005
2006
2007
2008
LTM

Non-Interest Income / Operating Revenue

Opportunity for Growth



Peer Median
BNCN
25.00%
20.00%
15.00%
10.00%
22.08%
21.83%
22.25%
22.30%
23.07%
23.46%
16.72%
13.70%
12.64%
13.94%
13.91%
11.73%
2004
2005
2006
2007
2008
LTM

Recurring Earnings Per Share – Diluted



$0.12
$0.10
$0.07
$0.12
$0.20
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09

Normalized Earnings Calculation

Calculation of Normalized EPS

	3 Months Ended 6/30/09	6 Months Ended 6/30/09
PRETAX INCOME	$ 1,300	$ 2,547
ADD:		
Adjustments for Normalized Earnings:		
Provision for Loan Losses Q2	3,000	6,000
FDIC Assessments	1,220	1,430
Credit and Collection Exp for NPA's	265	530
Lost Income on NPA's	246	491
Adjusted Pretax Before Normal Expenses	6,031	10,998
LESS:		
Normalized Expenses		
Provision for Loan Losses Q2, 50 bpts	1,500	3,000
FDIC Assessments	470	680
Credit and Collection Exp for NPA's	125	250
Lost Income on NPA's	101	202
Adjusted Pretax - Normalized	3,835	6,866
Income Tax Expense	797	1,302
CPP Dividends	483	$ 966
Normalized Quarterly Income Avail to Shareholders	$ 2,554	$ 4,599
Normalized Diluted EPS Available to Common	$ 0.35	$ 0.63

Normalized Earnings is an industry term that attempts to predict future earnings under more normal economic conditions. This is only for discussion purposes and in no way is a prediction of future earnings.


BANK of NORTH CAROLINA


BANK of NORTH CAROLINA

BNC BANCORP

Stock Performance





Price to Tangible Book Value



400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
BNCN
SNL Bank $1B-$5B
BNCN Peers

Stock Performance versus Peers



250.00
200.00
150.00
100.00
50.00
0.00
-50.00
-100.00
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
BNCN 12.9%
SNL Bank $1B-$5B -12.8%
BNCN Peers -17.3%

Nasdaq: BNCN

Cash Dividends


$0.10
$0.12
$0.15
$0.18
$0.20
$0.20
Q2 is annualized run rate.
2004
2005
2006
2007
2008
Q2 09

Stock Dividend History

10% in 2007	**1,000 shares**
25% in 2005	in January 1995
10% in 2003	equals
25% in 2000	**5,078 shares**
25% in 1999	at June 30, 2009
25% in 1998	
25% in 1997	
10% in 1996	
25% in 1995	

Corporate Governance

No Customer, Employee, Director, or Financial Representation is worth compromising the Integrity of our Organization. The Integrity of BNC Bancorp is its most cherished Asset.